BANNER CORPORATION

FIG Partners

8TH ANNUAL WEST COAST BANK CEO FORUM

FEBRUARY 1–2, 2017


Photo by
Debra Sherts


edge photography


Photo by
Jackie Miles


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Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 25, 2017 as well as the Form 10-K for the year ended December 31, 2015 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$ 9.8B
Deposits	$ 8.1B
Loans	$ 7.7B
Offices	190
Employees	1,950



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
Medford
Salt Lake City
NV
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Google

Recent Additions	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B
Loans	$ 0.1B	$ 0.2B	$ 3.0B
Offices	6	10	98

Delaying the impact of Dodd-Frank

BANNER CORPORATION

Staying below $10 billion through 2016	
Quarter Ending	Total Assets
12/31/16	$ 9,794 B
09/30/16	$ 9,841 B
12/31/09	$ 4,722 B

- The adverse impact of the Durbin amendment is delayed until July 2018.
- The first DFAST filing is delayed until June 2019.



Total Assets
Billions
12
10
8
6
4
2
0
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)	2015	2030	Growth
Washington	7.2	8.6	20%
Oregon	4.0	4.8	20%
Idaho	1.7	2.0	19%
California	39.1	46.4	19%
Utah	3.0	3.5	16%
Region	55.0	65.4	20%
United States	***321.4***	***363.6***	***13%***

- All 5 Banner states are among 12 fastest growing in the U.S.
- Region has ~17% of U.S. population but will drive ~25% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
Utah
2005 to 2015
2015 to 2030
Rank: 11th
7th
16th
8th
8th
9th
24th
10th
1st
15th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
Medford
ID
Boise
MT
WY
NV
Salt Lake City
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Google

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley…

the world's 6th largest economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation

Ranked 29th out of 100 in *Forbes* 2017:
"Best Banks in America"

Received highest rating:
BauerFinancial Star Rating™

Seattle/Spokane SBA District:
Named "Regional Lender of the Year" in 2016 and 2015
Named "Community Lender of the Year" in 2014 and 2013

Portland SBA District:
Named "Star Performer" in 2016 and 2015

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
$124 million during 2012

Growing revenue

Quarter Ending	Non-Interest Bearing Number	Non-Interest Bearing YOY Δ	Interest Bearing Number	Interest Bearing YOY Δ
12/31/16	253,240	7.0%[1]	132,138	2.3%[1]
12/31/09	71,178	8.0%	50,955	1.1%

Grow transaction deposit accounts

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~86% since 2009, a 9.3% compound annual growth rate.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Interest Bearing
Non-Interest Bearing
Thousands
400
350
300
250
200
150
100
50
0
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

[1] Year-over-year growth rates exclude accounts acquired from American West Bank, while number of accounts include them.

Growing revenue

Grow core revenue				
	Quarter		LTM	
Quarter Ending	Amount	YOY Δ	Amount	YOY Δ
12/31/16	$ 117M	4.9%	$ 460M	50.5%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%

Grow deposit fees				
	Quarter		LTM	
Quarter Ending	Amount	YOY Δ	Amount	YOY Δ
12/31/16	$ 12.2M	-7.4%	$ 49.2M	21.1%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Income
Net Interest Income
0
20
40
60
80
100
120
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
0
4
8
12
16
20
24
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009


Coml & Ag
19%
14%
Securities
7%
Consumer
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

12/31/2016


Coml & Ag
18%
14%
Securities
Consumer
8%
CRE Owner
16%
9%
Res Mortgage
6%
Res Const/Dev
CRE Investor
29%

$ Billions	12/09	12/16
Securities	0.6	1.2
Coml & Ag	0.9	1.6
CRE Owner	0.5	1.4
CRE Investor	0.9	2.5
Res Const/Dev	0.5	0.5
Res Mortgage	0.7	0.8
Consumer	0.3	0.6
Total	4.4	8.6

Improve Funding Mix

12/31/2009


14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

12/31/2016


Certificates of Deposit
12%
3%
FHLB & Other
38%
Non-Interest Bearing
47%
Interest Bearing and Savings

$ Billions	12/09	12/16
Non-Interest	0.6	3.1
Interest Bearing	1.3	3.9
CDs	2.0	1.1
FHLB & Other	0.4	0.3
Total	4.3	8.4

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
12/31/16	$ 7,076M	5.6%	87%
12/31/09	$ 1,924M	16.8%	50%



Noncore Deposits
Core Deposits
Core Deposit %
Billions
0
1
2
3
4
5
6
7
8
9
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/16	$ 2.6M	0.13%	$ 11.1M	0.14%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
12/31/16	95%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Deposits
Loans
Loan-to-Deposit Ratio
Billions
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/16	$ 97M	4.32%	$375M	4.20%
12/31/09	$ 39M	3.53%	$146M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- **Spending carefully**
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

AmericanWest provides scale.
Per the original transaction metrics:

- Cost synergies: $ 37.5 million
- One-time charges: $ 50.0 million

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
12/31/16	$ 79M	-2.8%	$310M	47.4%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
90
80
70
60
50
40
30
20
10
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	OREO Amount	OREO % of TA
12/31/16	$ 23 M	0.29%	$ 11 M	0.15%
12/31/09	$214 M	5.53%	$ 78 M	2.01%


ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
*
* At 12/31/16, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.57%.
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16


Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE/ TA
12/31/16	11.83%	10.83%
12/31/09	9.62%	5.87%



18%
16%
14%
12%
10%
8%
6%
Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV

Quarter Ending	Stock Price[1]	TBV	Price / TBV
12/31/16	$ 56.89	$ 31.06	183%
06/30/10	$ 15.07	$ 29.03	52%


$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Maintain favorable stock price to EPS

Quarter Ending	Stock Price[1]	EPS LTM	P/E Ratio
12/31/16	$ 56.89	$ 2.52	22.6x
06/30/10	$ 15.07	$ -8.06	n/m


$ 6.00
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

[1] Average closing price for the month following quarter-end (through January 27, 2017).

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved